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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: October 2, 2002


                        ENTERPRISE PRODUCTS PARTNERS L.P.
                       ENTERPRISE PRODUCTS OPERATING L.P.
           (Exact name of registrants as specified in their charters)

                Delaware                 1-14323           76-0568219
                Delaware               333-93239-01        76-0568220
    (State or other jurisdiction of     (Commission     (I.R.S. Employer
    incorporation or organization)      File Number)    Identification No.)


              2727 North Loop West, Houston, Texas      77008-1037
            (Address of principal executive offices)    (Zip Code)

               Registrants telephone number, including area code:
                                 (713) 880-6500

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                                EXPLANATORY NOTE

         This report constitutes a combined report for Enterprise Products Partners L.P. (the "Partnership") (Commission File No. 1-14323) 98.9899% owned subsidiary, Enterprise Products Operating L.P. (the "Operating Partnership") (Commission File No. 333-93239-01). Since the Operating Partnership owns substantially all of the Partnership's consolidated assets and conducts substantially all of the Partnership's business and operations, the information set forth herein constitutes combined information for the Partnership and the Operating Partnership.

         Unless the context requires otherwise, references to "we", "us" or "our" are intended to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.


ITEM 5.  OTHER EVENTS.

         On October 2, 2002, we entered into an underwriting agreement for the public offering of 9,800,000 common units, including 1,809,200 common units to be offered to members of our senior management and affiliates. Closing of the issuance and sale of the common units is scheduled for October 8, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  NOT APPLICABLE.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  NOT APPLICABLE.

         (c)      EXHIBITS.

         1.1 Underwriting Agreement dated October 2, 2002, among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products Operating L.P., Lehman Brothers Inc., Goldman, Sachs & Co., UBS Warburg LLC, RBC Dain Rauscher Inc., Wachovia Securities, Inc., McDonald Investments Inc., Raymond James & Associates Inc., and Sanders Morris Harris Inc.

         5.1      Opinion of Vinson & Elkins L.L.P.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                        ENTERPRISE PRODUCTS PARTNERS L.P.
                                        ENTERPRISE PRODUCTS OPERATING L.P.


                                        By: Enterprise Products GP, LLC, the
                                            general partner of  the Partnership
                                            and the Operating Partnership




Date:    October 3, 2002                By: /s/ Michael J. Knesek
                                           -------------------------------------
                                        Name:  Michael J. Knesek
                                        Title: Vice President, Controller and
                                               Principal Accounting Officer of
                                               Enterprise GP, LLC


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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                 EXHIBIT DESCRIPTION
   ------                 -------------------


    1.1     Underwriting Agreement dated October 2, 2002, among Enterprise
            Products GP, LLC, Enterprise Products Partners L.P., Enterprise
            Products Operating L.P., Lehman Brothers Inc., Goldman, Sachs & Co.,
            UBS Warburg LLC, RBC Dain Rauscher Inc., Wachovia Securities, Inc.,
            McDonald Investments Inc., Raymond James & Associates Inc., and
            Sanders Morris Harris Inc.

    5.1     Opinion of Vinson & Elkins L.L.P.

   23.1     Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

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